                                                                      Exhibit 13

                          CUNA MUTUAL INSURANCE SOCIETY

                                POWER OF ATTORNEY

                               WILLIAM B. ECKHART
                                    DIRECTOR

KNOW ALL MEN BY THESE PRESENT, that I, William B. Eckhart, Director of CUNA Mutual Insurance Society, an Iowa company (the "Company"), do hereby appoint Faye A. Patzner, Steven R. Suleski and Pamela M. Krill, and each of them severally, as my attorney-in-fact and agent, for me and in my name, place and stead to prepare, review, execute, deliver and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933, as amended (the "1933 Act") and/or the Investment Company Act of 1940, as amended, in connection with:

                   CUNA MUTUAL VARIABLE LIFE INSURANCE ACCOUNT
                               FILE NO. 811-03915

PRODUCT NAME
MEMBERS Variable Universal Life
MEMBERS Variable Universal Life II
Ultra-Vers -ALL LIFE

                    CUNA MUTUAL LIFE VARIABLE ANNUITY ACCOUNT
                               FILE NO. 811-08260

PRODUCT NAME
MEMBERS Variable Annuity
MEMBERS Variable Annuity II
MEMBERS Variable Annuity III
MEMBERS Choice Variable Annuity

and have the full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others.

     IN WITNESS WHEREOF, this 7th day of December, 2007.


                                        /s/ William B. Eckhart
                                        ----------------------------------------
                                        William B. Eckhart

                          CUNA MUTUAL INSURANCE SOCIETY

                                POWER OF ATTORNEY

                                 ELDON R. ARNOLD
                                    DIRECTOR

KNOW ALL MEN BY THESE PRESENT, that I, Eldon R. Arnold, Director of CUNA Mutual Insurance Society, an Iowa company (the "Company"), do hereby appoint Faye A. Patzner, Steven R. Suleski and Pamela M. Krill, and each of them severally, as my attorney-in-fact and agent, for me and in my name, place and stead to prepare, review, execute, deliver and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933, as amended (the "1933 Act") and/or the Investment Company Act of 1940, as amended, in connection with:

                   CUNA MUTUAL VARIABLE LIFE INSURANCE ACCOUNT
                               FILE NO. 811-03915

PRODUCT NAME
MEMBERS Variable Universal Life
MEMBERS Variable Universal Life II
Ultra-Vers -ALL LIFE

                    CUNA MUTUAL LIFE VARIABLE ANNUITY ACCOUNT
                               FILE NO. 811-08260

PRODUCT NAME
MEMBERS Variable Annuity
MEMBERS Variable Annuity II
MEMBERS Variable Annuity III
MEMBERS Choice Variable Annuity

and have the full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others.

     IN WITNESS WHEREOF, this 7th day of December, 2007.


                                        /s/ Eldon R. Arnold
                                        ----------------------------------------
                                        Eldon R. Arnold

                          CUNA MUTUAL INSURANCE SOCIETY

                                POWER OF ATTORNEY

                                 JAMES L. BRYAN
                                    DIRECTOR

KNOW ALL MEN BY THESE PRESENT, that I, James L. Bryan, Director of CUNA Mutual Insurance Society, an Iowa company (the "Company"), do hereby appoint Faye A. Patzner, Steven R. Suleski and Pamela M. Krill, and each of them severally, as my attorney-in-fact and agent, for me and in my name, place and stead to prepare, review, execute, deliver and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933, as amended (the "1933 Act") and/or the Investment Company Act of 1940, as amended, in connection with:

                   CUNA MUTUAL VARIABLE LIFE INSURANCE ACCOUNT
                               FILE NO. 811-03915

PRODUCT NAME
MEMBERS Variable Universal Life
MEMBERS Variable Universal Life II
Ultra-Vers -ALL LIFE

                    CUNA MUTUAL LIFE VARIABLE ANNUITY ACCOUNT
                               FILE NO. 811-08260

PRODUCT NAME
MEMBERS Variable Annuity
MEMBERS Variable Annuity II
MEMBERS Variable Annuity III
MEMBERS Choice Variable Annuity

and have the full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others.

     IN WITNESS WHEREOF, this 7th day of December, 2007.


                                        /s/ James L. Bryan
                                        ----------------------------------------
                                        James L. Bryan

                          CUNA MUTUAL INSURANCE SOCIETY

                                POWER OF ATTORNEY

                                 LORETTA M. BURD
                                    DIRECTOR

KNOW ALL MEN BY THESE PRESENT, that I, Loretta M. Burd, Director of CUNA Mutual Insurance Society, an Iowa company (the "Company"), do hereby appoint Faye A. Patzner, Steven R. Suleski and Pamela M. Krill, and each of them severally, as my attorney-in-fact and agent, for me and in my name, place and stead to prepare, review, execute, deliver and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933, as amended (the "1933 Act") and/or the Investment Company Act of 1940, as amended, in connection with:

                   CUNA MUTUAL VARIABLE LIFE INSURANCE ACCOUNT
                               FILE NO. 811-03915

PRODUCT NAME
MEMBERS Variable Universal Life
MEMBERS Variable Universal Life II
Ultra-Vers -ALL LIFE

                    CUNA MUTUAL LIFE VARIABLE ANNUITY ACCOUNT
                               FILE NO. 811-08260

PRODUCT NAME
MEMBERS Variable Annuity
MEMBERS Variable Annuity II
MEMBERS Variable Annuity III
MEMBERS Choice Variable Annuity

and have the full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others.

     IN WITNESS WHEREOF, this 7th day of December, 2007.


                                        /s/ Loretta M. Burd
                                        ----------------------------------------
                                        Loretta M. Burd

                          CUNA MUTUAL INSURANCE SOCIETY

                                POWER OF ATTORNEY

                                JOSEPH J. GASPER
                                    DIRECTOR

KNOW ALL MEN BY THESE PRESENT, that I, Joseph J. Gasper, Director of CUNA Mutual Insurance Society, an Iowa company (the "Company"), do hereby appoint Faye A. Patzner, Steven R. Suleski and Pamela M. Krill, and each of them severally, as my attorney-in-fact and agent, for me and in my name, place and stead to prepare, review, execute, deliver and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933, as amended (the "1933 Act") and/or the Investment Company Act of 1940, as amended, in connection with:

                   CUNA MUTUAL VARIABLE LIFE INSURANCE ACCOUNT
                               FILE NO. 811-03915

PRODUCT NAME
MEMBERS Variable Universal Life
MEMBERS Variable Universal Life II
Ultra-Vers -ALL LIFE

                    CUNA MUTUAL LIFE VARIABLE ANNUITY ACCOUNT
                               FILE NO. 811-08260

PRODUCT NAME
MEMBERS Variable Annuity
MEMBERS Variable Annuity II
MEMBERS Variable Annuity III
MEMBERS Choice Variable Annuity

and have the full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others.

     IN WITNESS WHEREOF, this 7th day of December, 2007.


                                        /s/ Joseph J. Gasper
                                        ----------------------------------------
                                        Joseph J. Gasper

                          CUNA MUTUAL INSURANCE SOCIETY

                                POWER OF ATTORNEY

                                BERT J. HASH, JR.
                                    DIRECTOR

KNOW ALL MEN BY THESE PRESENT, that I, Bert J. Hash, Jr., Director of CUNA Mutual Insurance Society, an Iowa company (the "Company"), do hereby appoint Faye A. Patzner, Steven R. Suleski and Pamela M. Krill, and each of them severally, as my attorney-in-fact and agent, for me and in my name, place and stead to prepare, review, execute, deliver and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933, as amended (the "1933 Act") and/or the Investment Company Act of 1940, as amended, in connection with:

                   CUNA MUTUAL VARIABLE LIFE INSURANCE ACCOUNT
                               FILE NO. 811-03915

PRODUCT NAME
MEMBERS Variable Universal Life
MEMBERS Variable Universal Life II
Ultra-Vers -ALL LIFE

                    CUNA MUTUAL LIFE VARIABLE ANNUITY ACCOUNT
                               FILE NO. 811-08260

PRODUCT NAME
MEMBERS Variable Annuity
MEMBERS Variable Annuity II
MEMBERS Variable Annuity III
MEMBERS Choice Variable Annuity

and have the full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others.

     IN WITNESS WHEREOF, this 7th day of December, 2007.


                                        /s/ Bert J. Hash, Jr.
                                        ----------------------------------------
                                        Bert J. Hash, Jr.

                          CUNA MUTUAL INSURANCE SOCIETY

                                POWER OF ATTORNEY

                               VICTORIA W. MILLER
                                    DIRECTOR

KNOW ALL MEN BY THESE PRESENT, that I, Victoria W. Miller, Director of CUNA Mutual Insurance Society, an Iowa company (the "Company"), do hereby appoint Faye A. Patzner, Steven R. Suleski and Pamela M. Krill, and each of them severally, as my attorney-in-fact and agent, for me and in my name, place and stead to prepare, review, execute, deliver and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933, as amended (the "1933 Act") and/or the Investment Company Act of 1940, as amended, in connection with:

                   CUNA MUTUAL VARIABLE LIFE INSURANCE ACCOUNT
                               FILE NO. 811-03915

PRODUCT NAME
MEMBERS Variable Universal Life
MEMBERS Variable Universal Life II
Ultra-Vers -ALL LIFE

                    CUNA MUTUAL LIFE VARIABLE ANNUITY ACCOUNT
                               FILE NO. 811-08260

PRODUCT NAME
MEMBERS Variable Annuity
MEMBERS Variable Annuity II
MEMBERS Variable Annuity III
MEMBERS Choice Variable Annuity

and have the full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others.

     IN WITNESS WHEREOF, this 7th day of December, 2007.


                                        /s/ Victoria W. Miller
                                        ----------------------------------------
                                        Victoria W. Miller

                          CUNA MUTUAL INSURANCE SOCIETY

                                POWER OF ATTORNEY

                                 C. ALAN PEPPERS
                                    DIRECTOR

KNOW ALL MEN BY THESE PRESENT, that I, C. Alan Peppers, Director of CUNA Mutual Insurance Society, an Iowa company (the "Company"), do hereby appoint Faye A. Patzner, Steven R. Suleski and Pamela M. Krill, and each of them severally, as my attorney-in-fact and agent, for me and in my name, place and stead to prepare, review, execute, deliver and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933, as amended (the "1933 Act") and/or the Investment Company Act of 1940, as amended, in connection with:

                   CUNA MUTUAL VARIABLE LIFE INSURANCE ACCOUNT
                               FILE NO. 811-03915

PRODUCT NAME
MEMBERS Variable Universal Life
MEMBERS Variable Universal Life II
Ultra-Vers -ALL LIFE

                    CUNA MUTUAL LIFE VARIABLE ANNUITY ACCOUNT
                               FILE NO. 811-08260

PRODUCT NAME
MEMBERS Variable Annuity
MEMBERS Variable Annuity II
MEMBERS Variable Annuity III
MEMBERS Choice Variable Annuity

and have the full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others.

     IN WITNESS WHEREOF, this 7th day of December, 2007.


                                        /s/ C. Alan Peppers
                                        ----------------------------------------
                                        C. Alan Peppers

                          CUNA MUTUAL INSURANCE SOCIETY

                                POWER OF ATTORNEY

                                NEIL A. SPRINGER
                                    DIRECTOR

KNOW ALL MEN BY THESE PRESENT, that I, Neil A. Springer, Director of CUNA Mutual Insurance Society, an Iowa company (the "Company"), do hereby appoint Faye A. Patzner, Steven R. Suleski and Pamela M. Krill, and each of them severally, as my attorney-in-fact and agent, for me and in my name, place and stead to prepare, review, execute, deliver and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933, as amended (the "1933 Act") and/or the Investment Company Act of 1940, as amended, in connection with:

                   CUNA MUTUAL VARIABLE LIFE INSURANCE ACCOUNT
                               FILE NO. 811-03915

PRODUCT NAME
MEMBERS Variable Universal Life
MEMBERS Variable Universal Life II
Ultra-Vers -ALL LIFE

                    CUNA MUTUAL LIFE VARIABLE ANNUITY ACCOUNT
                               FILE NO. 811-08260

PRODUCT NAME
MEMBERS Variable Annuity
MEMBERS Variable Annuity II
MEMBERS Variable Annuity III
MEMBERS Choice Variable Annuity

and have the full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others.

     IN WITNESS WHEREOF, this 7th day of December, 2007.


                                        /s/ Neil A. Springer
                                        ----------------------------------------
                                        Neil A. Springer

                          CUNA MUTUAL INSURANCE SOCIETY

                                POWER OF ATTORNEY

                                FAROUK D.G. WANG
                                    DIRECTOR

KNOW ALL MEN BY THESE PRESENT, that I, Farouk D. G. Wang, Director of CUNA Mutual Insurance Society, an Iowa company (the "Company"), do hereby appoint Faye A. Patzner, Steven R. Suleski and Pamela M. Krill, and each of them severally, as my attorney-in-fact and agent, for me and in my name, place and stead to prepare, review, execute, deliver and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933, as amended (the "1933 Act") and/or the Investment Company Act of 1940, as amended, in connection with:

                   CUNA MUTUAL VARIABLE LIFE INSURANCE ACCOUNT
                               FILE NO. 811-03915

PRODUCT NAME
MEMBERS Variable Universal Life
MEMBERS Variable Universal Life II
Ultra-Vers -ALL LIFE

                    CUNA MUTUAL LIFE VARIABLE ANNUITY ACCOUNT
                               FILE NO. 811-08260

PRODUCT NAME
MEMBERS Variable Annuity
MEMBERS Variable Annuity II
MEMBERS Variable Annuity III
MEMBERS Choice Variable Annuity

and have the full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others.

     IN WITNESS WHEREOF, this 7th day of December, 2007.


                                        /s/ Farouk D. G. Wang
                                        ----------------------------------------
                                        Farouk D. G. Wang

                          CUNA MUTUAL INSURANCE SOCIETY

                                POWER OF ATTORNEY

                                 LARRY T. WILSON
                                    DIRECTOR

KNOW ALL MEN BY THESE PRESENT, that I, Larry T. Wilson, Director of CUNA Mutual Insurance Society, an Iowa company (the "Company"), do hereby appoint Faye A. Patzner, Steven R. Suleski and Pamela M. Krill, and each of them severally, as my attorney-in-fact and agent, for me and in my name, place and stead to prepare, review, execute, deliver and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933, as amended (the "1933 Act") and/or the Investment Company Act of 1940, as amended, in connection with:

                   CUNA MUTUAL VARIABLE LIFE INSURANCE ACCOUNT
                               FILE NO. 811-03915

PRODUCT NAME
MEMBERS Variable Universal Life
MEMBERS Variable Universal Life II
Ultra-Vers -ALL LIFE

                    CUNA MUTUAL LIFE VARIABLE ANNUITY ACCOUNT
                               FILE NO. 811-08260

PRODUCT NAME
MEMBERS Variable Annuity
MEMBERS Variable Annuity II
MEMBERS Variable Annuity III
MEMBERS Choice Variable Annuity

and have the full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others.

     IN WITNESS WHEREOF, this 7th day of December, 2007.


                                        /s/ Larry T. Wilson
                                        ----------------------------------------
                                        Larry T. Wilson

                          CUNA MUTUAL INSURANCE SOCIETY

                                POWER OF ATTORNEY

                                JAMES W. ZILINSKI
                                    DIRECTOR

KNOW ALL MEN BY THESE PRESENT, that I, James W. Zilinski, Director of CUNA Mutual Insurance Society, an Iowa company (the "Company"), do hereby appoint Faye A. Patzner, Steven R. Suleski and Pamela M. Krill, and each of them severally, as my attorney-in-fact and agent, for me and in my name, place and stead to prepare, review, execute, deliver and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933, as amended (the "1933 Act") and/or the Investment Company Act of 1940, as amended, in connection with:

                   CUNA MUTUAL VARIABLE LIFE INSURANCE ACCOUNT
                               FILE NO. 811-03915

PRODUCT NAME
MEMBERS Variable Universal Life
MEMBERS Variable Universal Life II
Ultra-Vers -ALL LIFE

                    CUNA MUTUAL LIFE VARIABLE ANNUITY ACCOUNT
                               FILE NO. 811-08260

PRODUCT NAME
MEMBERS Variable Annuity
MEMBERS Variable Annuity II
MEMBERS Variable Annuity III
MEMBERS Choice Variable Annuity

and have the full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others.

     IN WITNESS WHEREOF, this 7th day of December, 2007.


                                        /s/ James W. Zilinski
                                        ----------------------------------------
                                        James W. Zilinski

                          CUNA MUTUAL INSURANCE SOCIETY

                                POWER OF ATTORNEY

                                    JEFF POST
                             DIRECTOR AND PRESIDENT

KNOW ALL MEN BY THESE PRESENT, that I, Jeff Post, Director of CUNA Mutual Insurance Society, an Iowa company (the "Company"), do hereby appoint Faye A. Patzner, Steven R. Suleski and Pamela M. Krill, and each of them severally, as my attorney-in-fact and agent, for me and in my name, place and stead to prepare, review, execute, deliver and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933, as amended (the "1933 Act") and/or the Investment Company Act of 1940, as amended, in connection with:

                   CUNA MUTUAL VARIABLE LIFE INSURANCE ACCOUNT
                               FILE NO. 811-03915

PRODUCT NAME
MEMBERS Variable Universal Life
MEMBERS Variable Universal Life II
Ultra-Vers -ALL LIFE

                    CUNA MUTUAL LIFE VARIABLE ANNUITY ACCOUNT
                               FILE NO. 811-08260

PRODUCT NAME
MEMBERS Variable Annuity
MEMBERS Variable Annuity II
MEMBERS Variable Annuity III
MEMBERS Choice Variable Annuity

and have the full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others.

     IN WITNESS WHEREOF, this 7th day of December, 2007.


                                        /s/ Jeff Post
                                        ----------------------------------------
                                        Jeff Post